

<ARTICLE>                     5
<LEGEND>
     This schedule  contains summary  financial  information  extracted from the balance sheet of CNL Income Fund,  Ltd. at September 30, 2000, and its statement of income for the nine months  then ended and is  qualified  in its  entirety by reference  to the Form 10-Q of CNL Income  Fund,  Ltd. for the nine months ended
September 30, 2000.
</LEGEND>

<PERIOD-TYPE>                                  9-MOS
<FISCAL-YEAR-END>                              DEC-31-2000
<PERIOD-START>                                 JAN-01-2000
<PERIOD-END>                                   SEP-30-2000
<CASH>                                         1,557,623
<SECURITIES>                                   0
<RECEIVABLES>                                  0
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0<F1>
<PP&E>                                         8,521,316
<DEPRECIATION>                                 2,199,247
<TOTAL-ASSETS>                                 8,756,368
<CURRENT-LIABILITIES>                          0<F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     7,185,537
<TOTAL-LIABILITY-AND-EQUITY>                   8,756,368
<SALES>                                        0
<TOTAL-REVENUES>                               728,213
<CGS>                                          0
<TOTAL-COSTS>                                  264,471
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                799,096
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            799,096
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   799,096
<EPS-BASIC>                                  0
<EPS-DILUTED>                                  0

<F1>  Due  to  the  nature  of its  industry,  CNL  Income  Fund,  Ltd.  has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.
